Exhibit 10.1

AMENDMENT NO. 6 TO CREDIT AGREEMENT

This Amendment No. 6 to Credit Agreement (“Amendment”) is made as of January 6, 2015 (“Sixth Amendment Effective Date”) among MANITEX INTERNATIONAL, INC., a Michigan corporation, MANITEX, INC., a Texas corporation, MANITEX SABRE, INC., a Michigan corporation, BADGER EQUIPMENT COMPANY, a Minnesota corporation, and MANITEX LOAD KING, INC., a Michigan corporation (each, individually a “US Borrower,” and collectively the “US Borrowers”) and MANITEX LIFTKING, ULC, an Alberta company (the “Canadian Borrower” and, together with the US Borrowers, the “Borrowers” and each individually, a “Borrower”) and the other Credit Parties (as defined in the Credit Agreement, defined below) and COMERICA BANK, a Texas banking association (in its individual capacity, “Comerica”), as US Agent, US Swing Line Lender, US Issuing Lender and a US Lender, COMERICA BANK, a Texas banking association and authorized foreign bank under the Bank Act (Canada), through its Toronto branch (in its individual capacity, “Comerica Canada”) as Canadian Agent, Canadian Swing Line Lender, Canadian Issuing Lender and a Canadian Lender, FIFTH THIRD BANK, an Ohio banking corporation, as a US Lender, (Canadian Lender, Canadian Swing Line Lender, US Lenders and US Swing Line Lender are sometimes referred to herein collectively as the “Lenders”).

PRELIMINARY STATEMENT

The Borrowers, the Credit Parties, US Agent, Canadian Agent and the Lenders entered into a Credit Agreement dated August 19, 2013, as amended by that First Amendment to Credit Agreement dated as of October 15, 2013, that Second Amendment to Credit Agreement dated as of November 26, 2013, that Third Amendment to Credit Agreement dated as of April 22, 2014, Amendment No. 4 to Credit Agreement dated as of July 21, 2014 and Amendment No. 5 to Credit Agreement dated as of December 19, 2014 (as amended the “Credit Agreement”) providing terms and conditions governing certain loans and other credit accommodations extended by the US Agent, Canadian Agent and Lenders to Borrowers (“Obligations”).

Borrowers, US Agent, Canadian Agent and the Lenders have agreed to amend the terms of the Credit Agreement as provided in this Amendment.

AGREEMENT

1. Defined Terms. In this Amendment, capitalized terms used without separate definition shall have the meanings given them in the Credit Agreement.

2. Amendment.

(a) The following terms and their respective definitions are hereby added to Section 1.1 of the Credit Agreement in their respective alphabetical order:

“Investor” shall mean collectively, MI Convert Holdings LLC, a Delaware limited liability company and Invemed Associates LLC, a New York limited liability company.

“Investor Note Purchase Agreement” shall mean the Note Purchase Agreement dated as of January 6, 2015, by and between Parent and Investor.

“Investor Subordinated Debt” shall mean the US$15,000,000 investment by Investor in Parent, evidenced by the Note Purchase Agreement, the repayment of which is governed by a Subordination Agreement in favor of Agent on behalf of Lenders.

(b) Section 8.1 (Limitation on Debt) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“8.1 Limitation on Debt. Create, incur, assume or suffer to exist any Indebtedness, except:

(a) Indebtedness of any US Credit Party to the US Agent and the US Lenders and Indebtedness of any Canadian Credit Party to the Canadian Agent under this Agreement and/or the other Loan Documents;

(b) any Debt (including but not limited to the Debt existing on the Effective Date and set forth in Schedule 8.1(b) attached hereto and any renewals or refinancing of such Debt) provided that (i) the aggregate principal amount of such renewed or refinanced Debt shall not exceed the aggregate principal amount of the original Debt outstanding on the Effective Date (less any principal payments and the amount of any commitment reductions made thereon on or prior to such renewal or refinancing), (ii) the renewal or refinancing of such Debt shall be on substantially the same or better terms as in effect with respect to such Debt on the Effective Date, and shall otherwise be in compliance with this Agreement, (iii) at the time of such renewal or refinancing no Default or Event of Default has occurred and is continuing or would result from the renewal or refinancing of such Debt, and (iv) the aggregate amount of such Debt including Capitalized Leases, but excluding Rental Fleet Debt, shall not exceed US$9,000,000 in the aggregate at any time;

(c) any Rental Fleet Debt of such Borrower or any of its Subsidiaries incurred to finance the acquisition of equipment or vehicle chassis, whether pursuant to a loan or a Capitalized Lease, provided that both at the time of and immediately after giving effect to the incurrence thereof (i) no Default or Event of Default shall have occurred and be continuing, (ii) the Rental Fleet Debt existing on June 30, 2013 and set forth on Schedule 8.1(c) attached hereto, and (iii) the aggregate amount of all such Rental Fleet Debt at any one time outstanding in respect of equipment shall not exceed US$4,000,000, or the Equivalent Amount in Canadian Dollars, and any renewals or refinancings of such Debt shall be on terms substantially the same or better than those in effect at the time of the original incurrence of such Debt;

(d) Debt under any Hedging Transactions, provided that such transaction is entered into for risk management purposes and not for speculative purposes;

(e) Debt arising from judgments or decrees not deemed to be a Default or Event of Default under Subsection (g) of Section 9.1;

(f) Debt owing to a Person that is a Credit Party, but only to the extent permitted under Section 8.7 hereof;

(g) Debt consisting of Guarantee Obligations permitted pursuant to Section 8.16 of this Agreement;

(h) the unsecured debt of Parent to Terex Corporation in the aggregate amount of US$1,600,000 evidenced by a promissory note dated on or about December 19, 2014;

(i) Debt owing from Canadian Borrower to Comerica Canada under the specialized equipment loan facility up to a maximum amount of US$3,000,000, or the Equivalent Amount in Canadian Dollars, supported by a 75% guaranty from Export Development Canada

(j) Debt owing from the Canadian Borrower to Comerica Canada arising under that letter of credit facility up to a maximum amount of CDN$2,000,000, supported by a 100% guaranty from Export Development Canada;

(k) Debt owing from Parent to Terex Corporation pursuant to an unsecured convertible debenture in the maximum amount of US$7,500,000 to finance a portion of the purchase price of the ASV Joint Venture;

(l) Debt owing from Parent to Investor pursuant to the Investor Note Purchase Agreement in the maximum amount of US$15,000,000; and

(m) unsecured Debt not otherwise described in paragraphs (a) through (h) above, provided that both at the time of and immediately after giving effect to the incurrence thereof (i) no Default or Event of Default shall have occurred and be continuing or result therefrom and (ii) the aggregate amount of all such Debt shall not exceed US$500,000, or the Equivalent Amount in Canadian Dollars at any one time outstanding.”

(c) Paragraph (b) of Section 8.5 (Restricted Payments) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(b) US Borrower may issue Equity Interests, warrants and/or options in satisfaction of: (i) the convertible debenture issued by Parent pursuant to the ASV Joint Venture, and (ii) the Note Purchase Agreement; and”

3. Consent. Agents and the Majority Lenders hereby confirm, that notwithstanding Section 8.1 (Limitation on Debt) and Section 8.5 (Restricted Payments) of the Credit Agreement, the Majority Lenders consent to the Investor Subordinated Debt. This consent is not a waiver of or consent to any other event, condition, transaction, act or omission whether related or unrelated to the Investment Subordinated Debt which would otherwise be a violation of the terms and conditions of the Credit Agreement.

4. Representations and Warranties. The Borrowers represent, warrant, and agree that:

(a) Except as expressly modified in this Amendment, the representations, warranties, and covenants set forth in the Credit Agreement and in each related document, agreement, and instrument remain true and correct, continue to be satisfied in all respects, and are legal, valid and binding obligations with the same force and effect as if entirely restated in this Amendment, other than those representations and warranties that expressly relate solely to a specific earlier date, which shall remain correct as of such earlier date.

(b) When executed, the Agreement, as amended by this Amendment will continue to constitute a duly authorized, legal, valid, and binding obligation of the Borrowers enforceable in accordance with its terms. The Credit Agreement, as amended, along with each related document, agreement and instrument, is ratified and confirmed and shall remain in full force and effect and the Credit Parties further represent and warrant that they have taken all actions necessary to authorize the execution and performance of such documents.

(c) There is no Default or Event of Default existing under the Credit Agreement, or any related document, agreement, or instrument, and no event has occurred or condition exists that is or, with the giving of notice or lapse of time or both, would be such a default.

(d) As applicable to each such Credit Party, the articles of incorporation, articles of formation, articles of amalgamation, bylaws, operating agreements and resolutions and incumbency certificates of the Borrowers and the Guarantors delivered to US Agent and Canadian Agent in connection with the Credit Agreement on or about August 19, 2013, have not been repealed, amended or modified since the date of delivery thereof and that same remain in full force and effect.

5. Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon the parties and their respective successors and assigns.

6. Governing Law. The parties agree that the terms and provisions of this Amendment shall be governed by and construed in accordance with the laws of the State of Michigan without regard to principles of conflicts of law.

7. No Defenses. The Credit Parties acknowledge, confirm, and warrant to US Agent, Canadian Agent and the Lenders that as of the date hereof the Credit Parties have absolutely no defenses, claims, rights of set-off, or counterclaims against US Agent, Canadian Agent and the Lenders under, arising out of, or in connection with, this Amendment, the Credit Agreement, the Loan Documents and/or the individual advances under the Obligations, or against any of the indebtedness evidenced or secured thereby.

8. Ratification. Except for the modifications under this Amendment, the parties ratify and confirm the Credit Agreement and the Loan Documents and agree that they remain in full force and effect.

9. Further Modification; No Reliance. This Amendment may be altered or modified only by written instrument duly executed by the Credit Parties and the Lenders. In executing this Amendment, the Credit Parties are not relying on any promise or commitment of US Agent, Canadian Agent and/or the Lenders that is not in writing signed by the applicable Agent and/or the Lenders.

10. Acknowledgment and Consent of Guarantors. Each of the US Credit Parties has guaranteed the payment and performance of the Obligations by Borrowers pursuant to Guaranty dated August 19, 2013 (the “Guaranty”) and with respect to North American Distribution, Inc. and North American Equipment, Inc. by way of joinder dated as of December 19, 2014 (“Joinder Agreement”). Each of the Guarantors, by signing below, acknowledges and consents to the execution, delivery and performance of this Amendment, and agrees that the Guaranty and Joinder Agreement, as applicable, remains in full force and effect. Each of the Guarantors further represents that it is in compliance with all of the terms and conditions of its Guaranty or as applicable its Joinder Agreement.

11. Expenses. Borrowers shall promptly pay all out-of-pocket fees, costs, charges, expenses, and disbursements of US Agent, Canadian Agent and the Lenders incurred in connection with the preparation, execution, and delivery of this Amendment, and the other documents contemplated by this Amendment.

12. Effectiveness and Counterparts. This Amendment may be executed in as many counterparts as US Agent, Canadian Agent, the Lenders and the Borrowers deem convenient, and shall become effective upon delivery to US Agent and Canadian Agent of: (i) all executed counterparts hereof from the Lenders and from Borrowers and each of the Guarantors; and (ii) any other documents or items which US Agent or Canadian Agent may require to carry out the terms hereof.

[Signature Pages Follow]

This Amendment No. 6 to Credit Agreement is executed and delivered on the Sixth Amendment Effective Date.

COMERICA BANK, as US Agent

By:	/s/ James Q. Goudie
James Q. Goudie, III
Its:	Vice President

COMERICA BANK, as US Lender, as US Issuing Lender,

and as US Swing Line Lender

By:	/s/ James Q. Goudie
James Q. Goudie, III
Its:	Vice President

COMERICA BANK, as Canadian Agent

By:	/s/ Prashant Prakash
Prashant Prakash
Its:	Portfolio Risk Manager

COMERICA BANK, as Canadian Lender, as Canadian Issuing Lender,

and as Canadian Swing Line Lender

By:	/s/ Prashant Prakash
Prashant Prakash
Its:	Portfolio Risk Manager

[Signature Page – US Lender]

FIFTH THIRD BANK, as US Lender

By:	/s/ Matthew Berman
Matthew Berman
Its:	Assistant Vice President

[Signature Page US Borrowers]

MANITEX INTERNATIONAL, INC.

By:	/s/ Andrew M. Rooke
Andrew M. Rooke
Its:	President

MANITEX, INC.

By:	/s/ Andrew M. Rooke
Andrew M. Rooke
Its:	President

MANITEX SABRE, INC.

By:	/s/ Andrew M. Rooke
Andrew M. Rooke
Its:	Vice President

BADGER EQUIPMENT COMPANY

By:	/s/ Andrew M. Rooke
Andrew M. Rooke
Its:	Vice President

MANITEX LOAD KING, INC.

By:	/s/ Andrew M. Rooke
Andrew M. Rooke
Its:	Vice President

[Signature Page Canadian Borrower]

MANITEX LIFTKING, ULC

By:	/s/ Andrew M. Rooke
Andrew M. Rooke
Its:	Vice President

[Signature Page US Guarantors]

GUARANTORS:

MANITEX INTERNATIONAL, INC.		MANITEX, INC.

By:	/s/ Andrew M. Rooke	By:	/s/ Andrew M. Rooke
	Andrew M. Rooke		Andrew M. Rooke
Its:	President	Its:	President

MANITEX SABRE, INC.		BADGER EQUIPMENT COMPANY

By:	/s/ Andrew M. Rooke	By:	/s/ Andrew M. Rooke
	Andrew M. Rooke		Andrew M. Rooke
Its:	Vice President	Its:	Vice President

MANITEX LOAD KING, INC.		LIFTKING, INC.

By:	/s/ Andrew M. Rooke	By:	/s/ Andrew M. Rooke
	Andrew M. Rooke		Andrew M. Rooke
Its:	Vice President	Its:	President

MANITEX, LLC		NORTH AMERICAN EQUIPMENT, INC.

By:	/s/ Andrew M. Rooke	By:	/s/ Andrew M. Rooke
	Andrew M. Rooke		Andrew M. Rooke
Its:	Vice President	Its:	Vice President

NORTH AMERICAN DISTRIBUTION, INC.

By:	/s/ Andrew M. Rooke
Andrew M. Rooke
Its:	Vice President